Inventories	6 Months Ended
Jun. 30, 2022
Inventories
Inventories
6.	Inventories

	As of
	June 30,	December 31,
(in thousands of $)	2022	2021
Raw materials and consumables	$54,967	$70,134
Inventories in process	59,838	37,705
Finished goods	20,906	1,237
Total inventories	$135,711	$109,076

On June 30, 2022, inventories amounted to $135.7 million compared to $109.1 million at December 31, 2021 and was related to VYVGART. As of June 30, 2022 and December 31, 2021, no inventory write-offs were recorded.

Included in inventory are products which could besides commercial activities, be used for in-house preclinical and clinical programs, non-reimbursed pre-approval programs and clinical programs carried out by Zai Lab.